                                                                  EXHIBIT 99.12

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                 Case Number: 01-10970(EIK)




                   AMENDED SCHEDULES OF ASSETS AND LIABILITIES




Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the"Petition Date").

The Debtor has used its best efforts to compile the information set forth in these Amended Schedules of Assets and Liabilities from its books and records maintained in the ordinary course of business. The Debtor reserves the right to further amend these Amended Schedules of Assets and Liabilities as additional information becomes available.

Certain information set forth in these Amended Schedules of Assets and Liabilities is duplicative of information previously disclosed in the chapter 11 petition or related first day papers filed by the debtors and debtor in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing these Amended Schedules of Assets and Liabilities, the debtor reviewed and, where appropriate, revised such information to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                       Case No:01-10970(EIK)

                              SUMMARY OF SCHEDULES

Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.



                                                     ATTACHED
NAME OF SCHEDULE                                     (YES/NO)                       ASSETS                           LIABILITIES
----------------                                     --------                       ------                           -----------
A. Real Property                                       Yes                               $0.00
B. Personal Property                                   Yes                     $142,683,304.68
C. Property Claimed As Exempt                          No

D. Creditors Holding Secured Claims                    Yes                                                              $500,000.00

E. Creditors Holding Unsecured Priority Claims         Yes                                                                $5,250.00
F. Creditors Holding Unsecured Nonpriority Claims      Yes                                                           $72,914,132.84
G. Executory Contracts and Unexpired Leases            No
H. Codebtors                                           No

EXHIBITS TO SCHEDULE

I. Current Income of Individual Debtor(s)              No
J. Current Expenditure of Individual Debtor(s)         No

                                    TOTALS                                     $142,683,304.68                       $73,419,382.84


THE DELTA QUEEN STEAMBOAT CO.                               01-10970 (EIK )
-----------------------------                           -----------------------
         Debtor                                                Case No.

                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."


         Do not include interests in executory contracts and unexpired leases on this schedule. List them in Schedule G - Executory Contracts and Unexpired Leases.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

THE DELTA QUEEN STEAMBOAT CO.                                01-10970 (EIK )
-----------------------------                            ----------------------
          Debtor                                                Case No.


                           SCHEDULE A - REAL PROPERTY


                                                                                Net Book Value
                                                                                of Debtor's Interest
                                                                                in Property, Without
Description and Location                          Nature of Debtor's            Deducting any Secured                 Amount of
of Property                                       Interest in Property          Claim or Exemption                    Secured Claim
------------------------                          --------------------          ---------------------                 -------------

     -None-

                                                      Total Debtor -
                              Total -



THE DELTA QUEEN STEAMBOAT CO.                                01-10970 (EIK )
-----------------------------                            ----------------------
          Debtor                                                 Case No.

                         SCHEDULE B - PERSONAL PROPERTY

         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."




                                  See Attached

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY


                                                                                    DESCRIPTION AND LOCATION          NET BOOK
           TYPE OF PROPERTY                                               NONE      OF PROPERTY                       VALUE
           ----------------                                               ----      ------------------------          --------------
1.   Cash on hand.                                                         X        NONE                                      $0.00

2.   Checking, savings or other financial accounts, certificates                    SEE EXHIBIT-B2                    $2,495,028.67
     of deposit, or shares in banks, savings and loan, thrift,
     building and loan, and homestead associations, or
     credit unions, brokerage houses, or cooperatives.

3.   Security deposits with public utilities, telephone                    X        NONE                                      $0.00
     companies, landlords and others.

4.   Household goods and furnishings, including audio, video               X        NONE                                      $0.00
     and computer equipment.

5.   Books, pictures and other art objects, antiques, stamp,                        SEE EXHIBIT-B5                            $0.00
     coin, record, tape, compact disc and
     other collections or collectibles.

6.   Wearing apparel.                                                      X        NONE                                      $0.00

7.   Furs and jewelry.                                                     X        NONE                                      $0.00

8.   Firearms and sports, photographic and other hobby                     X        NONE                                      $0.00
     equipment.

9.   Interests in insurance policies. Name of insurance                    X        NONE                                      $0.00
     company of each policy and itemize surrender or
     refund value of each.

10.  Annuities. Itemize and name each issuer.                              X        NONE                                      $0.00

11.  Interests in IRA, ERISA, Keogh, or other pension or profit            X        NONE                                      $0.00
     sharing plan.

12.  Stock and interest in incorporated and unincorporated                          SEE EXHIBIT-B12                  $33,579,049.09
     businesses.


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
-------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                      DESCRIPTION AND LOCATION          NET BOOK
    TYPE OF PROPERTY                                                      NONE        OF PROPERTY                       VALUE
    ----------------                                                      ----        ------------------------          -----------
13. Interest in partnerships or joint ventures.                             X          NONE                                   $0.00

14. Government and corporate bonds and other negotiable                     X          NONE                                   $0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                               SEE EXHIBIT-B15              $102,620,356.12

16. Alimony, maintenance, support and property settlements                  X          NONE                                   $0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                         SEE EXHIBIT-B17                        $0.00

18. Equitable future interests, life estates, and rights or                 X          NONE                                   $0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a                    X          NONE                                   $0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                          SEE EXHIBIT-B20                  $136,112.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.                               SEE EXHIBIT-B21                        $0.00

22. Licenses, franchises and other general intangibles.                     X          NONE                                   $0.00



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------


                         SCHEDULE B - PERSONAL PROPERTY


                                                                                      DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                      NONE        OF PROPERTY                   VALUE
    ----------------                                                      ----        ------------------------      ---------------

23. Automobiles, trucks, trailers and other vehicles and                   X          NONE                                    $0.00
    accessories.

24. Boats, motors and accessories.                                         X          NONE                                    $0.00

25. Aircraft and accessories.                                              X          NONE                                    $0.00

26. Office equipment, furnishings and supplies.                                       SEE EXHIBIT-B26                   $134,512.26

27. Machinery, fixtures, equipment and supplies used in                               SEE EXHIBIT-B27                   $208,603.10
    business.

28. Inventory.                                                                        SEE EXHIBIT-B28                   $840,779.06

29. Animals.                                                               X          NONE                                    $0.00

30. Crop - growing or harvested.                                           X          NONE                                    $0.00

31. Farm equipment and implements.                                         X          NONE                                    $0.00

32. Farm supplies, chemicals and feed.                                     X          NONE                                    $0.00

33. Other personal property of any kind not already listed.                           SEE EXHIBIT-B33                 $2,668,864.38
                                                                                                                    ---------------
                                                         TOTAL:                                                     $142,683,304.68
                                                                                                                    ===============




                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 1 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------
92               DELTA QUEEN - CONTROLLED DISBURSEMENTS       HIBERNIA NATIONAL BANK                                         $45.04
                 ACCOUNT NUMBER 542027373                     313 CARONDELET
                                                              NEW ORLEANS, LA 70130

90               DELTA QUEEN - MASTER CASH                    HIBERNIA NATIONAL BANK                                  $1,566,532.22
                 ACCOUNT NUMBER 812-395-335                   313 CARONDELET
                                                              NEW ORLEANS, LA 70130

94               DELTA QUEEN - PAYROLL                        HIBERNIA NATIONAL BANK                                    $928,448.38
                 ACCOUNT NUMBER 812-395-289                   313 CARONDELET
                                                              NEW ORLEANS, LA 70130

76               DELTA QUEEN STEAMBOAT CO.                    LASALLE WEALTH MANAGEMENT SECURITIES                            $3.03
                 ACCOUNT NUMBER TNE-043290                    SERVICES
                                                              135 SOUTH LASALLE STREET, SUITE 1755
                                                              CHICAGO, IL 60603

68               DELTA QUEEN STEAMBOAT COMPANY                AMSOUTH                                                         $0.00
                 ACCOUNT NUMBER 19356307                      401 LEE STREET
                                                              DECATUR, AL 35601

103              DELTA QUEEN                                  LASALLE BANK                                                    $0.00
                 ACCOUNT NUMBER 5800155771                    135 SOUTH LASALLE STREET
                                                              CHICAGO, IL 60603

88               DQ CREDIT CARD                               BANK ONE                                                        $0.00
                 ACCOUNT NUMBER 552-0110062868                201 ST. CHARLES AVENUE
                                                              NEW ORLEANS, LA 70170

85               DQ MASTER CASH                               BANK ONE                                                        $0.00
                 ACCOUNT NUMBER 552-0110256700                201 ST. CHARLES AVENUE
                                                              NEW ORLEANS, LA 70170


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 2 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

91               THE DELTA QUEEN STEAMBOAT COMPANY - RECEIPT  HIBERNIA NATIONAL BANK                                          $0.00
                 ACCOUNT NUMBER 882-390-047                   313 CARONDELET
                                                              NEW ORLEANS, LA 70130

106              THE DELTA QUEEN STEAMBOAT COMPANY ESCROW     LASALLE BANK                                                    $0.00
                 ACCOUNT NUMBER TBA                           135 SOUTH LASALLE STREET
                                                              CHICAGO, IL 60603


                                                                                                                      -------------
                                                 TOTAL                                                                $2,495,028.67
                                                                                                                      =============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 3 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
-------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

542


                                                                                                                              -----
                                                 TOTAL                                                                        $0.00
                                                                                                                              =====






Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 4 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B12


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

283              INVESTMENT IN SUBSIDIARIES                   CRUISE TRAVEL AMERICA, INCORPORATED                     $3,616,082.17
                                                              TRAVEL AGENCY

286              INVESTMENT IN SUBSIDIARIES                   DELTA QUEEN COASTAL VOYAGES, L.L.C.                   ($10,632,647.70)
                                                              99% SHAREHOLDER

287              INVESTMENT IN SUBSIDIARIES                   DQSB II, INC.                                             $151,085.83
                                                              1% MEMBER OF LIMITED LIABILITY COMPANIES

288              INVESTMENT IN SUBSIDIARIES                   DQSC PROPERTY CO.                                               $0.00
                                                              OWNER OF DQ TRADEMARKS

289              INVESTMENT IN SUBSIDIARIES                   GREAT AQ STEAMBOAT, L.L.C.                             $16,453,522.60
                                                              OWNER/OPERATOR OF AMERICAN QUEEN

295              INVESTMENT IN SUBSIDIARIES                   GREAT OCEAN CRUISE LINE, L.L.C.                           $190,427.91
                                                              OWNER/OPERATOR OF MISSISSIPPI QUEEN

297              INVESTMENT IN SUBSIDIARIES                   GREAT PACIFIC NW CRUISE LINE, L.L.C.                   ($2,073,012.75)
                                                              OWNER/OPERATOR OF COLUMBIA QUEEN


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 5 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B12


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

299              INVESTMENT IN SUBSIDIARIES                   GREAT RIVER CRUISE LINE, L.L.C.                        $25,873,591.03
                                                              OWNER/OPERATOR OF DELTA QUEEN



                                                                                                                     --------------
                                                 TOTAL                                                               $33,579,049.09
                                                                                                                     ==============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 6 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

416              INTERCOMPANY RECEIVABLES                     AMCV CRUISE OPERATIONS, INC.                           $99,244,928.76

418              INTERCOMPANY RECEIVABLES                     GREAT HAWAIIAN PROPERTIES CORPORATION                     $751,438.57

419              INTERCOMPANY RECEIVABLES                     OCEAN DEVELOPMENT CO.                                   $2,368,265.38

420              INTERCOMPANY RECEIVABLES                     PROJECT AMERICA SHIP I, INC.                              $255,723.41
                                                                                                                    ---------------
                                                 TOTAL                                                              $102,620,356.12
                                                                                                                    ===============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 7 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17


Asset Id             Description                                Location                                            Net Book Value
--------             -----------                                --------                                            --------------

562



                                                                                                                              -----
                                                 TOTAL                                                                        $0.00
                                                                                                                              =====





Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 8 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

124              DELTA QUEEN COASTAL VOYAGES, L.L.C.,                                                                       UNKNOWN
                 CAPE MAY LIGHT, L.L.C. AND CAPE COD LIGHT, L.L.C.
                 (COLLECTIVELY "DELTA QUEEN"), HAVE A CLAIM
                 AGAINST ATLANTIC MARINE, INC. ("AMI") UNDER THE
                 CONSTRUCTION CONTRACT BETWEEN COASTAL
                 QUEEN HOLDINGS, L.L.C. AND AMI, DATED MAY 1,
                 1999  (THE "CONTRACT") AS AMENDED.

232              TAX REFUND ALABAMA                                      DELTA QUEEN STEAMBOAT COMPANY                    $3,977.00

231              TAX REFUND ARKANSAS                                     DELTA QUEEN STEAMBOAT COMPANY                    $2,500.00

233              TAX REFUND IOWA                                         DELTA QUEEN STEAMBOAT COMPANY                    $4,368.00

239              TAX REFUND KENTUCKY                                     DELTA QUEEN STEAMBOAT COMPANY                   $20,813.00

241              TAX REFUND LOUISIANA                                    DELTA QUEEN STEAMBOAT COMPANY                   $41,689.00

236              TAX REFUND MINNESOTA                                    DELTA QUEEN STEAMBOAT COMPANY                    $6,874.00

240              TAX REFUND MISSISSIPPI                                  DELTA QUEEN STEAMBOAT COMPANY                   $22,487.00




Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                 Page 9 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

235              TAX REFUND OHIO                                        DELTA QUEEN STEAMBOAT COMPANY                     $5,985.00

238              TAX REFUND PENNSYLVANIA                                DELTA QUEEN STEAMBOAT COMPANY                    $13,031.00

230              TAX REFUND TEXAS                                       DELTA QUEEN STEAMBOAT COMPANY                       $120.00

237              TAX REFUND WEST VIRGINIA                               DELTA QUEEN STEAMBOAT COMPANY                     $9,368.00

234              TAX REFUND WISCONSIN                                   DELTA QUEEN STEAMBOAT COMPANY                     $4,900.00
                                                                                                                        -----------
                                                 TOTAL                                                                  $136,112.00
                                                                                                                        ===========


Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 10 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------
130              AMERICAN QUEEN                                          ART PRINTS                                         UNKNOWN
                 TRADEMARK                                               ABANDONED

132              AMERICAN QUEEN                                          GLASSWARE; NAMELY, CUPS,                           UNKNOWN
                 TRADEMARK                                               MUGS, DRINKING GLASSES AND
                                                                         SERVING TRAYS
                                                                         REG. NO. 1,953,534
                                                                         REG. DATE 01/30/96

134              AMERICAN QUEEN                                          HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 TRADEMARK                                               SERVICES PROVIDED ON BOARD
                                                                         A RIVERBOAT
                                                                         REG. NO. 1,953,533
                                                                         REG. DATE 01/30/96

131              AMERICAN QUEEN                                          JEWELRY                                            UNKNOWN
                 TRADEMARK                                               REG. NO. 1,960,672
                                                                         REG. DATE 03/05/96

133              AMERICAN QUEEN                                          SHIRTS, T-SHIRTS, HATS AND                         UNKNOWN
                 TRADEMARK                                               SWEATERS
                                                                         REG. NO. 1,951,681
                                                                         REG. DATE 01/23/96

135              AMERICAN QUEEN                                          TRANSPORTING PASSENGERS AND                        UNKNOWN
                 TRADEMARK                                               GOODS BY STEAMERS
                                                                         REG. NO. 1,953,532
                                                                         REG. DATE 01/30/96

115              AMERICA'S STEAMBOAT                                     HOTEL, RESTAURANT, BAR AND                         UNKNOWN
                 TRADEMARK                                               RETAIL GIFT SHOP SERVICES
                                                                         PROVIDED ON BOARD A RIVERBOAT
                                                                         ABANDONED

151              COLUMBIA QUEEN                                          TRANSPORTING PASSENGERS AND                        UNKNOWN
                 TRADEMARK                                               GOODS BY RIVERBOAT
                                                                         PENDING



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 11 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

150              DELTA QUEEN (STYLIZED)                                  TRANSPORTING PASSENGERS AND                        UNKNOWN
                 TRADEMARK                                               GOODS BY STEAMERS
                                                                         REG. NO. 983,546
                                                                         REG. DATE 05/07/74

148              DELTA QUEEN STEAMBOAT CO                                TRANSPORTING PASSENGERS AND                        UNKNOWN
                 MISSISSIPPI QUEEN AND DESIGN                            GOODS BY STEAMERS
                 TRADEMARK                                               REG. NO. 1,154,221
                                                                         REG. DATE 05/12/81

122              DELTA QUEEN                                             ART PRINTS                                         UNKNOWN
                 TRADEMARK                                               REG. NO. 1,895,078
                                                                         REG. DATE 05/23/95

126              DELTA QUEEN                                             JEWELRY                                            UNKNOWN
                 TRADEMARK                                               REG. NO. 1,895,041
                                                                         REG. DATE 05/23/95

142              DELTA QUEEN                                             SHIRTS, T-SHIRTS, HATS AND                         UNKNOWN
                 TRADEMARK                                               SWEATERS
                                                                         REG. NO. 1,532,074
                                                                         REG. DATE 03/28/89

145              DESIGN ONLY                                             SHIRTS, T-SHIRTS, HATS AND                         UNKNOWN
                 TRADEMARK                                               SWEATERS
                                                                         REG. NO. 1,533,222
                                                                         REG. DATE 04/04/89

138              FOUR RIVERS                                             RIVERBOAT CRUISE SERVICES                          UNKNOWN
                 TRADEMARK                                               REG. NO. 1,871,599
                                                                         REG. DATE 01/03/95

139              FRONT PORCH OF AMERICA                                  HOTEL SERVICES PROVIDED ON                         UNKNOWN
                 TRADEMARK                                               BOARD A RIVERBOAT
                                                                         REG. NO. 2,043,928
                                                                         REG. DATE 03/11/97



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 12 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

116              GARDENS OF THE RIVER VACATIONS                          HOTEL, RESTAURANT AND BAR SERVICES                 UNKNOWN
                 TRADEMARK                                               PROVIDED ON BOARD A RIVERBOAT
                                                                         REG. NO. 2,166,296
                                                                         REG. DATE 06/16/98

118              GREAT AMERICAN                                          HOTEL, RESTAURANT AND BAR SERVICES                 UNKNOWN
                 PERFORMERS VACATIONS                                    PROVIDED ON BOARD A RIVERBOAT
                 TRADEMARK                                               ABANDONED

141              LIVE THE LEGEND                                         HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 (STYLIZED)                                              SERVICES PROVIDED ON BOARD
                 TRADEMARK                                               A RIVERBOAT
                                                                         REG. NO. 1,659,195
                                                                         REG. DATE 10/01/90

113              MARK TWAIN VACATIONS                                    BOAT CRUISES                                       UNKNOWN
                 TRADEMARK                                               REG. NO. 2,246,917
                                                                         REG. DATE 05/25/99

114              MARK TWAIN'S STEAMBOAT                                  HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 TRADEMARK                                               SERVICES PROVIDED ON BOARD
                                                                         A RIVERBOAT
                                                                         ABANDONED

127              MISSISSIPPI QUEEN                                       ART PRINTS                                         UNKNOWN
                 TRADEMARK                                               REG. NO. 1,897,474
                                                                         REG. DATE 06/06/95

121              MISSISSIPPI QUEEN                                       JEWELRY                                            UNKNOWN
                 TRADEMARK                                               REG. NO. 1,902,627
                                                                         REG. DATE 07/04/95

143              MISSISSIPPI QUEEN                                       SHIRTS, T-SHIRTS, HATS AND                         UNKNOWN
                 TRADEMARK                                               SWEATERS
                                                                         REG. NO. 1,561,000
                                                                         REG. DATE 10/17/89



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 13 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

149              MISSISSIQQI QUEEN AND DESIGN                            TRANSPORTING PASSENGERS AND                        UNKNOWN
                 TRADEMARK                                               GOODS BY PACKET STEAMER
                                                                         REG. NO. 1,050,954
                                                                         REG. DATE 10/19/76

136              MUSIC OF THE RIVERS                                     RIVERBOAT CRUISE SERVICES                          UNKNOWN
                 TRADEMARK                                               REG. NO. 1,779,248
                                                                         REG. DATE 06/29/93

120              NEW ORLEANS                                             HOTELS, RESTAURANT AND                             UNKNOWN
                 STEAMBOATIN' STYLE                                      BAR SERVICES
                 TRADEMARK                                               REG. NO. 1,928,279
                                                                         REG. DATE 10/17/95
                 TRADEMARK

137              RIVER HERITAGE                                          RIVERBOAT CRUISE SERVICES                          UNKNOWN
                 TRADEMARK                                               REG. NO. 1,781,786
                                                                         REG. DATE 07/13/93

152              RIVERLORIAN                                             ENTERTAINMENT SERVICES PROVIDED                    UNKNOWN
                 TRADEMARK                                               ON BOARD A RIVERBOAT VESSEL
                                                                         PENDING

112              STEAMBOAT A' COMIN'                                     HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 TRADEMARK                                               SERVICES PROVIDED ON BOARD A RIVERBOAT
                                                                         REG. NO. 2,179,053
                                                                         REG. DATE 08/04/98

123              STEAMBOATIN'                                            ART PICTURES AND NEEDLEPOINT                       UNKNOWN
                 TRADEMARK                                               ART PICTURES
                                                                         REG. NO. 1,888,453
                                                                         REG. DATE 04/11/95

146              STEAMBOATIN'                                            HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 TRADEMARK                                               SERVICES PROVIDED ON BOARD
                                                                         A RIVERBOAT
                                                                         REG. NO. 1,505,375
                                                                         REG. DATE 09/20/88



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 14 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

128              STEAMBOATIN'                                            JEWELRY                                            UNKNOWN
                 TRADEMARK                                               REG. NO. 1,894,050
                                                                         REG. DATE 05/16/95

144              STEAMBOATIN'                                            SHIRTS, T-SHIRTS, HATS, AND                        UNKNOWN
                 TRADEMARK                                               SWEATERS
                                                                         REG. NO. 1,536,459
                                                                         REG. DATE 04/25/89

119              STEAMBOATIQUE                                           RETAIL GIFT SHOPS                                  UNKNOWN
                 TRADEMARK                                               REG. NO. 2,017,094
                                                                         REG. DATE 11/19/96

140              THE DELTA QUEEN STEAMBOAT                               HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 CO. 1890 1990 100TH ANNIVERSARY                         SERVICES PROVIDED ON BOARD
                 AND DESIGN                                              A RIVERBOAT
                 TRADEMARK                                               REG. NO. 1,668,910
                                                                         REG. DATE 12/17/91

147              THE GREAT STEAMBOAT RACE                                HOTEL, RESTAURANT, AND BAR                         UNKNOWN
                 TRADEMARK                                               SERVICES PROVIDED ON BOARD
                                                                         A RIVERBOAT
                                                                         REG. NO. 1,428,832
                                                                         REG. DATE 02/10/87

111              THE GREATEST STEAMBOAT                                  HOTEL, RESTAURANT, BAR AND RETAIL                  UNKNOWN
                 THE WORLD HAS EVER KNOWN                                GIFT SHOP SERVICES
                 TRADEMARK                                               REG. NO. 2,171,700
                                                                         REG. DATE 07/07/98

117              THE HISTORY BOAT                                        RETAIL GIFT SHOP SERVICES                          UNKNOWN
                 TRADEMARK                                               ABANDONED



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 15 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B21


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

129              THE PADDLEWHEEL STEAMBOATIN'                            HOTEL, RESTAURANT AND BAR                          UNKNOWN
                 SOCIETY OF AMERICA AND DESIGN                           SERVICES PROVIDED ON BOARD
                 TRADEMARK                                               A RIVERBOAT
                                                                         REG. NO. 1,920,365
                                                                         REG. DATE 09/19/95



                                                                                                                              -----
                                                 TOTAL                                                                        $0.00
                                                                                                                              =====



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 16 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B26


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

11               FURNITURE & FIXTURES                                    ROBIN STREET WHARF                             $134,512.26
                                                                         1380 PORT OF NEW ORLEANS PLACE
                                                                         NEW ORLEANS, LA 70130-1890



                                                                                                                        -----------
                                                 TOTAL                                                                  $134,512.26
                                                                                                                        ===========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 17 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B27


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

12               COMPUTER HARDWARE                                       ROBIN STREET WHARF                             $208,603.10
                                                                         1380 PORT OF NEW ORLEANS PLACE
                                                                         NEW ORLEANS, LA 70130-1890



                                                                                                                        -----------
                                                 TOTAL                                                                  $208,603.10
                                                                                                                        ===========



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 18 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B28


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

464              INVENTORY:                                              DELTA QUEEN STEAMBOAT CO.                      $840,779.06
                 NEW ORLEANS (HOTEL), FOOD, HOTEL SUPPLY,
                 GIFTSHOP



                                                                                                                        -----------
                                                 TOTAL                                                                  $840,779.06
                                                                                                                        ===========




Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                Page 19 of 19

In re: THE DELTA QUEEN STEAMBOAT CO.                   Case No: 01-10970 (EIK )
--------------------------------------------------------------------------------

                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B33


Asset Id             Description                                         Location                                    Net Book Value
--------             -----------                                         --------                                    --------------

523              DEFERRED LOAN COSTS                                     ROBIN STREET WHARF                               $5,434.15
                                                                         1380 PORT OF NEW ORLEANS PLACE
                                                                         NEW ORLEANS, LA  70130-1890

10               LEASEHOLD IMPROVEMENTS                                  ROBIN STREET WHARF                           $2,663,430.23
                                                                         1380 PORT OF NEW ORLEANS PLACE
                                                                         NEW ORLEANS, LA 70130-1890



                                                                                                                      -------------
                                                 TOTAL                                                                $2,668,864.38
                                                                                                                      =============



                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:THE DELTA QUEEN STEAMBOAT CO.                Case Number: 01-10970 (EIK )
--------------------------------------------------------------------------------

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labeled "Unliquidated." If the claim is disputed, place an "X" in the column labeled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labeled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.




                                  See Attached

In re:THE DELTA QUEEN STEAMBOAT CO.                     Case No: 01-10970 (EIK)
--------------------------------------------------------------------------------

                  SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

 Creditor's Name and                             Claim was incurred on or       Contingent               Amount           Unsecured
 Mailing Address                                before the date listed below.        Unliquidated        of Claim         Portion.
 Including Zip Code                              If claim is subject to                   Disputed                        If Any
                                                 setoff, so state.                              Co-
                                                                                                Debt
                                          Date               Amount


Sub Schedule                              SECURED BANK DEBT

CHASE MANHATTAN BANK (THE)
C/O CHASE SECURITIES INC.                 AMENDED AND RESTATED CREDIT                            X
10 SOUTH LASALLE STREET                   AGREEMENT DATED 9/14/00 AND TRUST
CHICAGO  IL  60603                        INDENTURE DATED 2/25/99
Creditor: 126604 - 27                     FINANCING FOR WORKING CAPITAL
                                          FACILITY SECURED BY MORTGAGE
                                          IN VESSELS "DELTA QUEEN," AND
                                          "MISSISSIPPI QUEEN" AND STOCK
                                          PLEDGE IN SUBSIDIARIES

                                                                                                         $500,000.00        Unknown
    Total Sub Schedule:                                                                                  $500,000.00          $0.00
      Total Schedule D:                                                                                  $500,000.00          $0.00






                                              Page 1 of 1                                                $500,000.00          $0.00

